Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated December 9, 2016

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2016, as supplemented June 16, 2016, June 30, 2016, October 7, 2016 and October 11, 2016 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Sub-Adviser Change for Emerging Markets Equity Portfolio

On or about March 24, 2017, Aberdeen Asset Managers Limited (“Aberdeen”) will replace Massachusetts Financial Services Company (“MFS”) as the sub-adviser for the Fund’s Emerging Markets Equity Portfolio. Aberdeen will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on November 30, 2016.

In approving the new Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about Aberdeen, their investment strategies for the Portfolio, associated risks, and other information will be made available in the coming months consistent with the requirements of the Exemptive Order.

Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers

Effective November 30, 2016, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements (the “Amended Agreements”) between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Short-Term Bond, Small Cap Value and Equity Income Portfolios; (ii) Pacific Investment Management Company LLC (“PIMCO”) with respect to the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios; (iii) BlackRock Advisors, LLC (“BlackRock”) with respect to the Government Money Market Portfolio and (iv) Wells Capital Management, Incorporated (“WellsCap”) with respect to the Select Bond Portfolio. In approving the Amended Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amended Agreements, which conform the existing agreements with T. Rowe Price, PIMCO, BlackRock and WellsCap to Mason Street Advisors’ current form of Investment Sub-Advisory Agreement, include updated provisions reflecting developments in the investment management industry. The Amended Agreements include certain reporting and monitoring obligations applicable to investments in commodity interests, particularly derivative instruments. The Amended Agreements outline the sub-advisers’ responsibilities regarding the establishment and implementation of cybersecurity and disaster recovery programs and policies.

Advisory Fee Waiver Update to Growth Stock Portfolio

Effective January 1, 2017, the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 114 is amended so that the paragraph addressing fee waivers related to the Growth Stock Portfolio is modified to include the following additional paragraph:

“Effective January 1, 2017, Mason Street Advisors has agreed to an additional waiver of a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $300 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $200 million and 0.38% on average net assets in excess of $300 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2017.”

Please retain this Supplement for future reference.